UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2023

Penske Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road,
Bloomfield Hills, Michigan		48302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		248-648-2500

Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	PAG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2023, the Board of Directors (the “Board”) of Penske Automotive Group, Inc. (the “Company”) adopted the Second Amended and Restated Bylaws of the Company, effective immediately (as amended, the “Bylaws”). The principal amendments to the Bylaws:

•address the universal proxy rules adopted by the U.S. Securities and Exchange Commission in 2022 by, among other things, requiring that the notice to be provided to the Company by a stockholder seeking to nominate a director for election at a meeting of the Company’s stockholders must include the information required pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”);

•require the stockholder to provide notice to the Company of certain information regarding the nominee and any beneficial owners on whose behalf a nomination is made, and any of their respective affiliates and associates;

•require a stockholder submitting notice pursuant to Rule 14a-19 to provide reasonable evidence that certain requirements of Rule 14a-19 have been satisfied;

•require that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and

•modify certain provisions relating to the availability of lists of stockholders entitled to vote at applicable stockholder meetings to reflect recent amendments to the Delaware General Corporation Law.

The foregoing summary of the amendments to the Bylaws is qualified in all respects by reference to the text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On February 17, 2023, the Company issued a press release announcing that the Board delegated to management $250 million in authority to repurchase the Company’s outstanding securities. This repurchase authority is in addition to previously announced repurchase authority of which $3.6 million was outstanding as of February 7, 2023. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws Effective February 16, 2023.
99.1	Press Release dated February 17, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

February 17, 2023	By:	/s/ Shane M. Spradlin
Name: Shane M. Spradlin
Title: Executive Vice President